UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2016

Blue Buffalo Pet Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 River Road

Wilton, CT 06897

(Address of Principal Executive Offices) (Zip Code)

(203) 762-9751

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 27, 2016, Blue Buffalo Pet Products, Inc. (the “Company”) issued a press release announcing the commencement of the secondary offering of shares of its common stock (the “Offering”) pursuant to a registration statement on Form S-1, filed with the Securities and Exchange Commission. Existing stockholders of the Company are selling 15,000,000 shares of common stock in the Offering. The underwriters in the Offering will have a 30-day option to purchase up to an additional 2,250,000 shares of common stock. In connection with the Offering, the Company has disclosed that in April and May 2016, the Company’s business continued to grow consistent with its performance for the first quarter of 2016.

The Company is not offering any shares of common stock in the proposed Offering and will not receive any proceeds from the sale of shares in the proposed Offering.

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Blue Buffalo Pet Products, Inc. dated June 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BUFFALO PET PRODUCTS, INC.

By:	/s/ Kurt T. Schmidt
Name:	Kurt T. Schmidt
Title:	Chief Executive Officer

Date: June 27, 2016

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Blue Buffalo Pet Products, Inc. dated June 27, 2016.